SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 AMENDMENT NO. 3
                                       TO


                                 SCHEDULE 13E-3


                        RULE 13E-3 TRANSACTION STATEMENT


      (PURSUANT TO SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934 AND


                     RULE 13E-3 (Sec.240. 13E-3) THEREUNDER)

                             The Lion Brewery, Inc.

                                (NAME OF ISSUER)

                             The Lion Brewery, Inc.

                              Malt Acquiring, Inc.

                             Charles E. Lawson, Jr.

                               Patrick E. Belardi

                    (NAME OF THE PERSON(S) FILING STATEMENT)



         Common Stock, $.01 par value per share, CUSIP Number 536192107

                 (TITLE AND CUSIP NUMBER OF CLASS OF SECURITIES)

                             Charles E. Lawson, Jr.
                             President
                             Malt Acquiring, Inc.
                             700 North Pennsylvania Avenue
                             Wilkes Barre, Pennsylvania 18703
                             (717)823-8801

                             Copies to:

                             Gregory Katz
                             Thelen Reid & Priest
                             40 West 57th Street
                             New York, New York 10019
                             (212)603-2000

   (NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE NOTICES
         AND COMMUNICATIONS ON BEHALF OF THE PERSON(S) FILING STATEMENT)

                            ------------------------

This statement is filed in connection with (check the appropriate box):

a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to
       240.14b-1], Regulation 14C [17 CFR 240.14c-1 to 240.14c-101] or
       Rule 13E-3(c) [Sec.240.13E-3(c)] under the Securities Exchange
       Act of 1934.
b. [ ] The filing of a registration statement under the Securities Act of 1933.
c. [ ] A tender offer.
d. [ ] None of the above.


Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [ ]

                            CALCULATION OF FILING FEE


     TRANSACTION VALUATION*                      AMOUNT OF FILING FEE
     ----------------------                      --------------------
     $18,529,740                                               $3,652


( ) Pursuant to Section 1 3(e)(3) of the Securities Exchange Act of 1934, as amended, and Rule 0-ll(b)(l) thereunder, the transaction value was calculated based on the cash merger consideration of $4.70 per share.

[X] CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY RULE 0-1l(A)(2) AND IDENTIFY THE FILING WITH WHICH THE OFFSETTING FEE WAS PREVIOUSLY PAID. IDENTIFY THE PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF ITS FILING.

     Amount Previously Paid: $3,652
     Filing Party: The Lion Brewery, Inc.


     Form or Registration No.: Schedule 14A

     Date Filed: September 30, 1998

        This Rule 13E-3 Transaction Statement (this "Statement") relates to the Agreement and Plan of Merger dated as of September 17, 1998, as amended on December 9, 1998 (the "Merger Agreement"), by and between Malt Acquiring, Inc., a Pennsylvania Corporation (the "Purchaser") and The Lion Brewery, Inc., a Pennsylvania Corporation (the "Company"). The Purchaser was formed for the purpose of consummating the Merger (as defined below). A copy of the Merger Agreement is attached as Appendix A to the definitive proxy statement filed herewith (including all annexes thereto, the "Definitive Proxy Statement").
The Definitive Proxy Statement is attached hereto as Exhibit (d).



        Upon the terms and subject to the conditions of the Merger Agreement, on January 11, 1999 (i) Purchaser merged with and into the Company (the "Merger") and (ii) each outstanding share of Common Stock of the Company (other than shares owned by the Company) was converted into the right to receive $4.70 in cash, without interest.



        The following Cross Reference Sheet is supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Definitive Proxy Statement of the information required to be included in response to the items of this Statement. The information in the Definitive Proxy Statement, a copy of which is attached hereto as Exhibit (d), is hereby expressly incorporated herein by reference and the responses to each item in this Statement are qualified in their entirety by the information contained in the Definitive Proxy Statement. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Definitive Proxy Statement.


        The filing of this Statement shall not be construed as an admission by the Company, or by the Purchaser or any of its affiliates, that the Company is "controlled" by the Purchaser or any of its affiliates or that any of the Purchaser or any of its affiliates is an "affiliate" of the Company within the meaning of Rule 13E-3 under Section 13(e) of the Securities Exchange Act of 1934, as amended.


                              CROSS REFERENCE SHEET

Item in Schedule 13E-3     Location in Proxy Statement
----------------------     ---------------------------


Item 1(a) and (b).......   Outside Front Cover Page; SUMMARY - Special Meeting
                           of the Stockholders; - The Merger; PARTIES TO THE
                           MERGER; VOTING AND PROXIES - Record Date and
                           Outstanding Shares



Item l(c) and (d).......   SUMMARY - The Merger - Recent Market Price of Company
                           Common Stock; MARKET FOR COMMON EQUITY AND RELATED
                           STOCKHOLDER MATTERS.


Item 1(e)...............   MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                           CONDITION AND RESULTS OF OPERATIONS - Liquidity and
                           Capital Resources

Item l(f)...............   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                           MANAGEMENT; MARKET FOR COMMON EQUITY AND RELATED
                           STOCKHOLDER MATTERS; MANAGEMENT'S DISCUSSION AND
                           ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
                           OPERATIONS - Liquidity and Capital Resources



Item 2(a)-(d)...........   Outside Front Cover Page; SUMMARY - The Merger - The
                           Company; - The Purchaser; MANAGEMENT OF THE COMPANY

Item 2(e) and (f).......   Negative

Item 2(g)...............   THE PURCHASER

Item 3(a) and (b).......   SPECIAL FACTORS - Background of the Merger


Item 4(a) and (b).......   Outside Front Cover Page; SUMMARY - The Merger -
                           General; - Effective Time; - Conditions to the
                           Merger; - Additional Agreements between the
                           Company and the Purchaser; - Termination and
                           Amendment; - Termination Fee; - Indemnification;
                           - Conflicts of Interest; - Appraisal Rights;
                           SPECIAL FACTORS - Conflicts of Interest; FINANCING
                           OF THE MERGER; Annex A to the Proxy Statement.


Item 5(a) and (b).......   Not applicable

Item 5(c)...............   CERTAIN PROVISIONS OF THE MERGER AGREEMENT -
                           Effective Time of the Merger Agreement

Item 5(d)-(g)...........   SUMMARY - Certain Effects of the Merger; SPECIAL
                           FACTORS - Certain Effects of the Merger

Item 6(a) - (d).........   SUMMARY - Financing Arrangements; FINANCING OF THE
                           MERGER

Item 7..................   Outside Front Cover Page; SUMMARY - The Merger -
                           Background of the Merger; The Company's Reasons for the Merger; -Recommendation of the Company's Board of Directors; - Opinion of Financial Advisor; - Certain
                           Effects of the Merger; - Conflicts of Interest;
                           Federal Income Tax Consequences; - Appraisal Rights;
                           SPECIAL FACTORS - Background of the Merger; -
                           Reasons for and Fairness of the Merger; - Opinion of Financial Advisor to the Company; - Conflicts of
                           Interest; - Certain Effects of the Merger; - Voting
                           Agreement; - Appraisal Rights; - Federal Income Tax
                           Considerations



Item 8(a) and (b)......   SUMMARY - The Merger - Background of the Merger; The
                          Company's Reasons for and Fairness of the Merger; -
                          Recommendation of the Company's Board of Directors; -
                          Opinion of Financial Advisor; SPECIAL FACTORS -
                          Background of the Merger; - Reasons for and Fairness of the Merger; - Position of the Purchaser,
                          Mr. Lawson and Mr. Belardi as to the Fairness of the Merger



Item 8(c)..............   SUMMARY - Special Meeting of the Stockholders - Vote
                          Required; The Merger - Conditions to the Merger;
                          VOTING AND PROXIES - Vote Required; CERTAIN
                          PROVISIONS OF THE MERGER AGREEMENT- Conditions to the Merger



Item 8(d) - (f)........   SUMMARY - The Merger - Background of the Merger; The
                          Company's Reasons for the Merger; - Recommendation of the Company's Board of Directors; SPECIAL FACTORS
                          - Background of the Merger; - Reasons for and
                          Fairness of the Merger



Item 9(a) - (c)........   SUMMARY - The Merger - Background of the Merger;
                          The Company's Reasons for the Merger; - Opinion of
                          Financial Advisor; SPECIAL FACTORS - Background of the

                          Merger; - Reasons for and Fairness of the Merger; - Opinion of Financial Advisor to the Company; ANNEX B to the Proxy Statement


Item 10 (a)............   THE PURCHASER; SECURITY OWNERSHIP OF CERTAIN
                          BENEFICIAL OWNERS AND MANAGEMENT


Item 11................   SUMMARY - The Merger - General; - Additional
                          Agreements between the Company and the Purchaser; -
                          Special Meeting of the Stockholders
                          - Vote Required; VOTING AND PROXIES - Vote Required;
                          SPECIAL FACTORS - Voting Agreement; CERTAIN
                          PROVISIONS OF THE MERGER AGREEMENT - Alternative
                          Proposals; ANNEXES A and C to the Proxy Statement



Item 12(a) and (b).....   SUMMARY - Special Meeting of the Stockholders - Vote
                          Required; SPECIAL FACTORS - Reasons For and Fairness of the Merger; VOTING AND PROXIES - Vote Required;
                          SPECIAL FACTORS - Voting Agreement


Item 13(a).............   SUMMARY - The Merger - Appraisal Rights; SPECIAL
                          FACTORS - Appraisal Rights

Item 13(b) and (c).....   Not applicable

Item 14(a).............   SELECTED FINANCIAL DATA; INDEX TO FINANCIAL STATEMENTS

Item 14(b).............   Not applicable

Item 15(a) and (b).....   VOTING AND PROXIES - Solicitation of Proxies; Expenses


Item 16................   Copies of each of the Proxy Statement, Letter to
                          Stockholders and Notice of Special Meeting of
                          Stockholders separately included herewith as
                          Exhibit (d)


Item 17................   Separately included herewith as Exhibits

Item 1.           Issuer and Class of Security Subject to the Transaction.

(a) The name of the Issuer is The Lion Brewery, Inc., a Pennsylvania corporation that has its principal executive offices at 700 Pennsylvania Avenue, Wilkes Barre, Pennsylvania 18703 (telephone number (717) 823-8801).


(b)               The information set forth in the Outside Front Cover Page;
                  SUMMARY - Special Meeting of the Stockholders; - The Merger; PARTIES TO THE MERGER; VOTING AND PROXIES - Record
                  Date and Outstanding Shares in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.


(c)-(d) The information set forth in the SUMMARY - The Merger - Recent Market Price of Company Common Stock; MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.

(e) The information set forth in MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS Liquidity and Capital Resources in the Proxy Statement is incorporated herein by reference to General Instruction D of
                  Schedule 13E-3.



(f) The information set forth in SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT; MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.


Item 2.           Identity and Background.


(a)-(d)           The information set forth in the Outside Front Cover Page;
                  SUMMARY - The Merger - The Company; - The Purchaser; THE PURCHASER; MANAGEMENT OF THE COMPANY in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3. The Company is the issuer of the class of equity securities which is the subject of the Rule 13e-3 transaction.



(e) No executive officer or director of the Purchaser or the Company has, during the last 5 years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).



(f) No executive officer or director of the Purchaser or the Company has, during the last 5 years, been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which proceeding resulted in such officer or director being subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.


(g)               THE PURCHASER.

Item 3.           Past Contacts, Transactions or Negotiations.

(a)-(b)           SPECIAL FACTORS - Background of the Merger.

Item 4.           Terms of the Transaction.


(a)-(b)           The information set forth on the Outside Front Cover Page;
                  SUMMARY - The Merger - General; - Effective Time; Conditions to the Merger; - Additional Agreements between the Company and the Purchaser; - Termination and Amendment; - Termination Fee;
                  - Conflicts of Interest; - Appraisal Rights; SPECIAL FACTORS
                  - Conflicts of Interest; FINANCING OF THE MERGER; Annex A to the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.


Item 5.           Plans or Proposals of the Issuer or Affiliate.

(a)-(b)           Not applicable.

(c) The information set forth in CERTAIN PROVISIONS OF THE MERGER AGREEMENT - Effective Time of the Merger of the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 1 3E-3.


(d)-(g) The information set forth in SUMMARY - The Merger - Certain Effects of the Merger; SPECIAL FACTORS in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 1 3E-3.


Item 6.           Source and Amounts of Funds or Other Consideration.


(a)-(d) The information set forth in SUMMARY - The Merger - Financing of the Merger; FINANCING OF THE MERGER in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E -3.


Item 7.           Purpose(s), Alternatives, Reasons and Effects.


(a)-(d)           The information set forth in Outside Front Cover Page; SUMMARY
                  - The Merger - Background of the Merger; The Company's
                  Reason for the Merger; - Recommendation of the Company's Board of Directors; - Opinion of Financial Advisor; - Certain Effects of the Merger; - Conflicts of Interest; - Federal Income Tax Consequences; - Appraisal Rights; SPECIAL
                  FACTORS - Background of the Merger; - Reasons for and
                  Fairness of the Merger; - Opinion of Financial Advisor to the Company; - Conflicts of Interest; - Certain Effects of the Merger; - Voting Agreement; - Appraisal Rights; -
                  Federal Income Tax Considerations in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.


Item 8.           Fairness of the Transaction.


(a)-(b) The information set forth in SUMMARY - The Merger - Background of the Merger; The Company's Reasons for the Merger; - Recommendation of the Company's Board of Directors; - Opinion of Financial Advisor; SPECIAL FACTORS Background of the Merger; - Reasons for and Fairness of the Merger; - Position of the Purchaser, Mr. Lawson and Mr. Belardi as to the Fairness of the Merger in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to
                  Schedule 13E-3.



(c) The information set forth in SUMMARY - Special Meeting of the Stockholders - Vote Required; - The Merger - Conditions to the Merger; VOTING AND PROXIES - Vote Required; CERTAIN PROVISIONS OF THE MERGER AGREEMENT - Conditions to the Merger in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.



(d)-(f) The information set forth in SUMMARY - The Merger - Background of the Merger; The Company's Reasons for the Merger; - Recommendation of the Company's Board of Directors; SPECIAL FACTORS - Background of the Merger; - Reasons for and Fairness of the Merger in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.


Item 9.           Reports, Opinions, Appraisals and Certain Negotiations.

(a)-(c) The information set forth in SUMMARY - The Merger - Background of the Merger; - The Company's Reasons for and Fairness of the Merger; - Opinion of Financial Advisor; SPECIAL FACTORS - Background of the Merger; - Reasons for and Fairness of the Merger; - Opinion of Financial Advisor to the Company in the Proxy Statement; Annex B to the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.

Item 10.          Interest in Securities of the Issuer.

(a) The information set forth in THE PURCHASER; SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.

(b)               Not applicable

Item 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.


                  The information set forth in SUMMARY - The Merger - General;
                  - Additional Agreements between the Company and the Purchaser;
                  - Special Meeting of the Stockholders - Vote Required; VOTING AND PROXIES - Vote Required; SPECIAL FACTORS - Voting Agreement; CERTAIN PROVISIONS OF THE MERGER AGREEMENT - Alternative Proposals in the Proxy Statement and Annexes A and C to the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.


Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

(a)-(b) The information set forth in SUMMARY - Special Meeting of the Stockholders - Vote Required; SPECIAL FACTORS - Reasons For and Fairness of the Merger; VOTING AND PROXIES - Vote Required; SPECIAL FACTORS - Voting Agreement in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.


Item 13.          Other Provisions of the Transaction.

(a) The information set forth in SUMMARY - The Merger - Appraisal Rights; SPECIAL FACTORS - Appraisal Rights in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to Schedule 13E-3.

(b)               Not applicable.

(c)               Not applicable.

Item 14.          Financial Information.

(a) The information set forth in SELECTED FINANCIAL DATA in the Proxy Statement; INDEX TO FINANCIAL STATEMENTS is incorporated herein by reference pursuant to General Instruction D to
                  Schedule 13E-3.

(b)               Not applicable.

Item 15.          Persons and Assets Employed, Retained or Utilized.

(a)-(b) The information set forth in VOTING AND PROXIES - Solicitation of Proxies; Expenses in the Proxy Statement is incorporated herein by reference pursuant to General Instruction D to
                  Schedule 13E-3.

Item 16.          Additional Information.

                  Reference is hereby made to the Proxy Statement, Letter to Stockholders and Notice of Special Meeting of Stockholders, copies of which are attached hereto as Exhibit (d) incorporated in their entirety herein by reference pursuant to General Instruction D to Schedule 13E-3.

Item 17.          Material to be Filed as Exhibits.

(a)(1) Commitment letter dated September 17, 1998 from American Capital Strategies to Mr. Charles Lawson and Mr. Patrick Belardi.

(a)(2) Commitment letter dated September 17, 1998 from a national bank to Malt Acquiring, Inc.


(b) Opinion of Tucker Anthony Incorporated, dated September 17, 1998 (filed herewith as Annex B to the Definitive Proxy Statement, which is filed as Exhibit (d) hereto).



(c)(1) Agreement and Plan of Merger, dated September 17, 1998, as amended on December 9, 1998, between Malt Acquiring, Inc. and The Lion Brewing, Inc. (filed herewith as Annex A to the Definitive Proxy Statement, which is filed as Exhibit
                  (d) hereto).



(c)(2) Voting Agreement, dated as of September 17, 1998, among Malt Acquiring, Inc. and certain institutional stockholders of The Lion Brewing, Inc. (filed herewith as Annex C to the Definitive Proxy Statement, which is filed as Exhibit (d) hereto).



(d) Each of the Definitive Proxy Statement of the Company, Letter to Stockholders and Notice of Special Meeting of Stockholders.



(e) Subchapter D of Chapter 15 of the Business Corporation Law of Pennsylvania (filed herewith as Annex D to the Definitive Proxy Statement, which is filed as Exhibit (d) hereto).


(f)               Not applicable.

                                    SIGNATURE

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Statement is true, complete and correct.



Dated:  January 14, 1998                MALT ACQUIRING, INC.

                                        By: THE LION BREWERY, INC., its
                                            successor by merger


                                        By:  /s/  Charles E. Lawson, Jr.
                                            ----------------------------
                                            Name:     Charles E. Lawson, Jr.
                                            Title:    President



                                            /s/ Charles E. Lawson, Jr.
                                            ----------------------------
                                            Charles E. Lawson, Jr.


                                            /s/ Patrick E. Belardi
                                            -----------------------------
                                            Patrick E. Belardi



                                        THE LION BREWERY, INC.


                                        By: /s/ Charles E. Lawson, Jr.
                                            ------------------------------
                                            Name:     Charles E. Lawson, Jr.
                                            Title:    President

                                  EXHIBIT INDEX


EXHIBIT NO.                           DESCRIPTION
-----------                           -----------

(a)(1)* Commitment letter dated September 17, 1998 from American Capital Strategies to Mr. Charles Lawson and Mr. Patrick Belardi.

(a)(2)* Commitment letter dated September 17, 1998 from a national bank to Malt Acquiring, Inc.

(b) Opinion of Tucker Anthony Incorporated, dated September 17, 1998 (filed herewith as Annex B to the Definitive Proxy Statement, which is filed as Exhibit
                          (d) hereto).



(c)(l) Agreement and Plan of Merger, dated September 17, 1998, as amended on December 9, 1998, between Malt Acquiring, Inc. and The Lion Brewing, Inc. (filed herewith as Annex A to the Definitive Proxy Statement, which is filed as Exhibit (d) hereto).



(c)(2) Voting Agreement, dated as of September 17, 1998, among Malt Acquiring, Inc. and certain institutional stockholders of The Lion Brewing, Inc. (filed herewith as Annex C to the Definitive Proxy Statement, which is filed as Exhibit (d) hereto).



(d) Each of the Definitive Proxy Statement of the Company, Letter to Stockholders and Notice of Special Meeting of Stockholders.



(e) Subchapter D of Chapter 15 of the Business Corporation Law of Pennsylvania (filed herewith as Annex D to the Definitive Proxy Statement, which is filed as Exhibit
                          (d) hereto).


(f)                       Not applicable.


----------------------------
* Previously filed.